The Royce Fund
Supplement to the Prospectus dated August 1, 2012
Royce Dividend Value Fund

Effective September 28, 2012, the minimum initial investment requirement of $1,000,000 relating to the Institutional Class shares of the Fund is not applicable to employer-sponsored Retirement Plans with plan level or omnibus accounts held on the books of the Fund.  Retirement Plans include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, and other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles, such as Traditional and Roth IRAs. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans or Section 529 college savings accounts. The exception to the minimum initial investment does not apply to retail non-retirement accounts, SEPs, SARSEPs or SIMPLE IRAs.

September 27, 2012

RDV-SUPP-0912